Exhibit 99.1

RetailMeNot Announces Second Quarter 2014 Financial Results

•	Net Revenues were $59.5 million, up 37% year-over-year

•	Net Income was $4.3 million

•	Adjusted EBITDA was $19.7 million

AUSTIN, Texas, August 4, 2014 — RetailMeNot, Inc. (NASDAQ:SALE), which operates the world’s largest marketplace for digital offers, reported its financial results for the second quarter ended June 30, 2014.

Second Quarter Key Metrics and Financial Results Highlights

(All comparisons are made to the second quarter of 2013)

•	Net revenues were $59.5 million, an increase of 37% compared to $43.4 million.

•	Organic net revenues increased 34%. Organic net revenues exclude net revenues from acquired businesses not owned during both comparative periods.

•	Net revenues from international markets totaled $13.5 million, up 57% compared to $8.6 million and represented 23% of total net revenues.

•	Mobile net revenues totaled $10.7 million, up 114% compared to $5.0 million and represented 18% of total net revenues. Mobile net revenues include net revenues from our mobile websites and applications and our in-store product.

•	Net income was $4.3 million, down 16% compared to net income of $5.1 million. On a year-over year basis, the decline in net income is a result of increased investment primarily in product development, sales and marketing, and higher stock-based compensation expense.

•	Adjusted EBITDA was $19.7 million, up 25%, representing 33% of net revenues, compared to $15.7 million.

•	Visits grew 27% to 154.2 million, compared to 121.2 million.

“Our results continue to demonstrate the value of our multi-channel services that help consumers save money and enable retailers to increase sales in the United States and international markets,” said Cotter Cunningham, CEO and Founder, RetailMeNot, Inc. “Overall we saw strong growth in consumer usage and engagement across platforms. We believe that from discovery to purchase, we offer retailers high ROI channels that help them turn shoppers into buyers.”

Second Quarter Business Highlights and Key Strategic Announcements

As of June 30, 2014, 18.5 million mobile apps have been downloaded globally among RetailMeNot.com, Deals2Buy.com, VoucherCodes.co.uk, Poulpeo.com, and Bons-de-Reduction.com, up from 7.1 million as of June 30, 2013. During the second quarter, mobile app sessions totaled 169.2 million, versus 26.5 million during the second quarter of 2013. App sessions are defined as a combination of user initiated app launches, and push notifications and geo-fence triggered alerts delivered by us to mobile devices. As of June 30, 2014, RetailMeNot had 22.9 million global subscribers to a newsletter or store alert, up 98% year-over-year.

Quarterly Conference Call

RetailMeNot will host a webcast to discuss its second quarter 2014 financial results and business outlook today at 4:30 p.m. Eastern Time (3:30 p.m. Central Time). A live webcast of the conference call can be accessed within the investor relations section of the RetailMeNot website at http://investor.retailmenot.com. This webcast will contain forward-looking statements and other material information regarding the company’s financial and operating results. Additionally, in advance of the conference call RetailMeNot will post second quarter 2014 Management Commentary that can be accessed at http://investor.retailmenot.com.

Following completion of the call, a recorded replay of the webcast will be available on the website at http://investor.retailmenot.com. For those without access to the Internet, a replay of the call will be available beginning at 6:30 p.m. Central Time on August 4, 2014 through August 11, 2014 at 11:59 p.m. Central Time. To listen to the telephone replay, call (855) 859-2056 within the US or (404) 537-3406 internationally, access code 66435482.

About RetailMeNot, Inc.

RetailMeNot, Inc. (www.retailmenot.com/corp/) operates the world’s largest marketplace for digital offers. The company enables consumers across the globe to find hundreds of thousands of digital offers from retailers and brands. In 2013, RetailMeNot, Inc. experienced more than 560 million visits to its websites and estimates that $3.5 billion in paid retailer sales were attributable to consumer traffic from digital offers in its marketplace. Its mobile apps have been downloaded over 18.5 million times. The RetailMeNot, Inc. portfolio includes www.RetailMeNot.com, the world’s largest marketplace for digital offers in the United States; www.RetailMeNot.ca in Canada; www.VoucherCodes.co.uk, the largest marketplace for digital offers in the United Kingdom; www.Deals.com in Germany; www.Actiepagina.nl, a leading digital offer site in the Netherlands; http://www.Bons-de-Reduction.com and www.Ma-Reduc.com, leading digital offer sites in France; www.Poulpeo.com, a leading digital offer site with cash back in France; and www.Deals2Buy.com, a leading digital offer site in North America. RetailMeNot, Inc. is listed on the NASDAQ stock exchange under the ticker symbol “SALE.” Investors interested in learning more about the company can visit: http://investor.retailmenot.com/.

Be sure to “like” RetailMeNot, Inc. on Facebook and follow the company via Twitter @retailmenotinc.

Operating Metrics

Visits. RetailMeNot defines a visit as a group of interactions that take place on one of RetailMeNot’s websites from computers, smartphones, tablets or other mobile devices within a given time frame as measured by Google Analytics, a product that provides digital marketing intelligence. A single visit can contain multiple page views, events, social interactions, custom variables and e-commerce transactions. A single visitor can open multiple visits. Visits can occur on the same day, or over several days, weeks or months. As soon as one visit ends, there is then an opportunity to start a new visit. A visit ends either through the passage of time or a campaign change, with a campaign generally meaning arrival via search engine, referring site or campaign-tagged information. A visit ends through passage of time either after 30 minutes of inactivity or at midnight Pacific Time. A visit ends through a campaign change if a visitor arrives via one campaign or source, leaves the site, and then returns via another campaign or source. Visits for the period do not include interactions through our mobile applications.

Non-GAAP Financial Measures

To provide investors with additional information regarding RetailMeNot’s financial results, RetailMeNot has disclosed in the table below and elsewhere herein adjusted EBITDA, a non-GAAP financial measure. RetailMeNot has provided a reconciliation below of adjusted EBITDA to net income, the most directly comparable GAAP financial measure. RetailMeNot defines adjusted EBITDA as net income plus depreciation, amortization of intangible assets, stock-based compensation expense, third-party acquisition-related costs, other non-cash operating expenses (including compensation arrangements entered into in connection with acquisitions), net interest expense, other non-operating income or expense (including changes in fair value of warrant liabilities and contingent consideration) and income taxes, net of any foreign exchange income or expense.

RetailMeNot discloses adjusted EBITDA because it is a key measure used by RetailMeNot and its board of directors to understand and evaluate RetailMeNot’s financial and operating performance, establish budgets and operational goals and as an element in determining executive compensation. RetailMeNot believes it also facilitates period-to-period comparisons of operations that could otherwise be masked by the effect of the expenses that RetailMeNot excludes in this non-GAAP financial measure and facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. However, adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of RetailMeNot’s results as reported under GAAP. Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income and RetailMeNot’s other GAAP results.

Forward-looking Statements

This release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding RetailMeNot’s strategy, future operations, future financial position, future net revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management’s estimates regarding future net revenues and financial performance, visits and other statements about management’s beliefs, intentions or goals. RetailMeNot may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on RetailMeNot’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to, risks related to RetailMeNot’s ability to manage its growth, including accurately planning and forecasting its financial results; RetailMeNot’s ability to attract visitors to its websites from search engines; RetailMeNot’s ability to attract and retain paid retailers and maintain its relationships with performance marketing networks; RetailMeNot’s ability to obtain and maintain digital offer content and maintain the positive perception of its brand; RetailMeNot’s need to monetize digital offers available through its mobile solutions; the competitive environment for RetailMeNot’s business; changes in consumer sentiment regarding RetailMeNot’s use of cookies; RetailMeNot’s need to manage regulatory, tax and litigation risks; RetailMeNot’s ability to protect consumer data and its intellectual property; RetailMeNot’s ability to manage international business uncertainties; the impact and integration of recent and future acquisitions; and other risks and potential factors that could affect RetailMeNot’s business and financial results identified in RetailMeNot’s filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K filed with the SEC on February 18, 2014 and its most recent quarterly report on Form 10-Q filed with the SEC on May 7, 2014. Additional information will also be set forth in RetailMeNot’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that RetailMeNot makes with the SEC. RetailMeNot does not intend or undertake any duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Investor Contact

Michael Magaro

RetailMeNot, Inc.

mmagaro@rmn.com

(512) 777-2899

Media Contact

Brian Hoyt

RetailMeNot, Inc.

bhoyt@rmn.com

(512) 777-2957

— RMNSALE-F –

RetailMeNot, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014	2013		2014	2013
Net revenues	$59,506		$43,401	$120,776		$83,962
Costs and expenses:
Cost of net revenues (1)	4,648		2,872	9,078		5,460
Product development (1)	12,980		6,939	23,686		12,888
Sales and marketing (1)	19,195		14,085	40,367		25,275
General and administrative (1)	10,291		7,303	19,638		12,669
Amortization of purchased intangible assets	3,194		2,787	6,637		5,618
Other operating expenses	1,112		428	2,460		858

Total costs and expenses	51,420		34,414	101,866		62,768

Income from operations	8,086		8,987	18,910		21,194

Other income (expense):
Interest expense, net	(494)		(605)	(1,025)		(1,254)
Other income (expense), net	(328)		42	(300)		(22)

Income before income taxes	7,264		8,424	17,585		19,918
Provision for income taxes	(2,938)		(3,301)	(7,184)		(7,820)

Net income	4,326		5,123	10,401		12,098

Preferred stock dividends on participating preferred stock	—		(6,122)	—		(12,176)

Total undistributed earnings (loss)	4,326		(999)	10,401		(78)
Undistributed earnings allocated to participating preferred stock	—		—	—		—

Net income (loss) attributable to common stockholders	4,326		(999)	10,401		(78)

Net income (loss) per share attributable to common stockholders:
Basic	$0.08	-$	0.68	$0.19	-$	0.06

Diluted	$0.08	-$	0.68	$0.19	-$	0.06

Weighted average number of shares used in computing net income (loss) per share:
Basic	53,791		1,466	53,472		1,234

Diluted	55,377		1,466	55,455		1,234

RetailMeNot, Inc.

Condensed Consolidated Statements of Operations (continued)

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
(1) Includes stock-based compensation as follows:
Cost of net revenues	$470	$135	$811	$293
Product development	1,896	504	3,220	1,044
Sales and marketing	1,476	516	2,714	1,008
General and administrative	2,524	1,156	4,635	2,106

Total	$6,366	$2,311	$11,380	$4,451

RetailMeNot, Inc.
Calculation of Weighted-Average Basic and Diluted Shares Assuming Conversion of Redeemable Convertible Preferred Stock
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Basic:
GAAP basic weighted-average common shares	53,791	1,466	53,472	1,234
Add: Weighted-average shares from assumed conversion of redeemable convertible preferred stock	—	44,180	—	44,180

Basic weighted-average common shares (as converted basis)	53,791	45,646	53,472	45,414

Diluted:
Basic weighted-average common shares (as converted basis)	53,791	45,646	53,472	45,414
Add: Dilutive effect of stock options	1,586	1,540	1,983	1,608
Add: Dilutive effect of common stock warrants	—	—	—	202

Diluted weighted-average common shares (as converted basis)	55,377	47,186	55,455	47,224

RetailMeNot, Inc. Reconciliation of Adjusted EBITDA (Unaudited, in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income	$4,326	$5,123	$10,401	$12,098
Depreciation and amortization	4,086	3,266	8,290	6,529
Stock-based compensation expense	6,366	2,311	11,380	4,451
Third party acquisition-related costs	—	723	—	917
Other operating expenses	1,112	428	2,460	858
Interest expense, net	494	605	1,025	1,254
Other income (expense), net	328	(42)	300	22
Provision for income taxes	2,938	3,301	7,184	7,820

Adjusted EBITDA	$19,650	$15,715	$41,040	$33,949

RetailMeNot, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	Jun-14	Dec-13
Assets
Current assets:
Cash and cash equivalents	$213,905	$165,881
Accounts receivable, net	41,881	59,286
Prepaids and other current assets, net	15,355	10,661

Total current assets	271,141	235,828

Property and equipment, net	12,897	10,317
Intangible assets, net	74,166	80,813
Goodwill	179,562	179,659
Other assets, net	5,790	5,465

Total assets	$543,556	$512,082

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$4,267	$6,217
Accrued compensation and benefits	7,455	9,875
Accrued expenses and other current liabilities	6,339	5,586
Income taxes payable	4,098	4,835
Current maturities of long term debt	13,269	15,063

Total current liabilities	35,428	41,576

Deferred tax liability—noncurrent	4,580	8,796
Long term debt	22,750	26,250
Other noncurrent liabilities	6,227	4,151

Total liabilities	68,985	80,773

Stockholders’ equity (deficit):
Common stock	54	53
Additional paid-In capital	499,858	467,461
Accumulated other comprehensive income	2,000	1,538
Accumulated deficit	(27,341)	(37,743)

Total stockholders’ equity (deficit)	474,571	431,309

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)	$543,556	$512,082

RetailMeNot, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months June 30,
	2014	2013	2014	2013
Cash flows from operating activities:
Net income	$4,326	$5,123	$10,401	$12,098
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization expense	4,086	3,266	8,290	6,529
Stock based compensation expense	6,366	2,311	11,380	4,451
Excess income tax benefit from employee stock-based awards	(2,209)	—	(10,523)	—
Deferred income tax benefit (expense)	(1,784)	(1,028)	(1,788)	(805)
Non-cash interest expense	96	113	193	235
Amortization of deferred compensation	1,112	430	2,459	860
Other non-cash expense and fair value change in liabilities, net	308	121	363	157
Provision for doubtful accounts receivable	447	30	822	142
Changes in operating assets and liabilities:
Accounts receivable, net	1,220	(1,237)	16,787	6,498
Prepaid expenses and other current assets, net	(320)	(1,555)	(1,307)	(2,462)
Accounts payable	11	(148)	(1,966)	(1,960)
Accrued expenses and other current liabilities	4,926	612	951	2,074
Other noncurrent assets and liabilities	(425)	(85)	405	96

Net cash provided by (used in) operating activities	18,160	7,953	36,467	27,913
Cash flows from investing activities:
Payments for acquisition of businesses, net of acquired cash	(75)	—	(75)	(1,931)
Purchase of other assets	(101)	(546)	(101)	(546)
Purchase of property and equipment	(1,066)	(1,187)	(3,459)	(1,832)

Net cash used in investing activities	(1,242)	(1,733)	(3,635)	(4,309)
Cash flows from financing activities:
Payments on notes payable	(3,500)	(3,975)	(5,250)	(6,200)
Proceeds from public offerings, net of offering costs	3	—	(61)	—
Excess income tax benefit from employee stock-based awards	2,209	—	10,523	—
Obligation under capital lease	(3)	(5)	(6)	(5)
Payments for repurchase of common stock	—	—	(6)	—
Proceeds from exercise of options and warrants to purchase common stock, net of shares witheld for taxes	1,658	280	9,797	569

Net cash provided by (used in) financing activities	367	(3,700)	14,997	(5,636)
Effect of exchange rate changes on cash	154	14	195	(239)

Change in cash and cash equivalents	17,439	2,534	48,024	17,729
Cash and cash equivalents, beginning of period	196,466	112,337	165,881	97,142

Cash and cash equivalents, end of period	$213,905	$114,871	$213,905	$114,871